Income Taxes	12 Months Ended
Feb. 24, 2012
Income Taxes [Abstract]
Income Taxes
9.	Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial and tax reporting purposes as well as the valuation of net loss carryforwards.  Valuation allowances are reviewed each fiscal period to determine whether there is sufficient positive or negative evidence to support a change in judgment about the potential realization of the related deferred tax asset.

As of February 24, 2012, the Company reviewed the components of its deferred tax assets and determined, based upon all available information, that its current and expected future operating income will more likely than not result in the realization of its deferred tax assets relating to its federal net operating loss carryforwards; all foreign net operating loss carryforwards available as of February 24, 2012 have been fully reserved.  The Company has a net deferred tax asset related primarily to its federal net operating loss carryforwards of $8,360.  Income tax provisions of $2,620 were recorded in fiscal 2012.  This follows a $7,665 benefit recorded in fiscal 2011, which significantly reduced the valuation allowance against the Company's deferred tax asset.  Due to the utilization of federal net operating loss carry forwards available, and valuation allowances on the deferred tax asset in the first three quarters of fiscal 2011, the Company did not record an income tax provision on income in the first three quarters of fiscal 2011.

As of February 24, 2012, the Company had approximately $23,196 of federal net loss carry forwards available to offset future income tax liabilities, which will begin to expire in 2025.  In addition, the Company has the ability to offset deferred tax assets against deferred tax liabilities created for such items as depreciation and amortization.

The components of accrued taxes are as follows:

	Fiscal year ended
	February 24, 2012	February 25, 2011
Federal	$(33)	$28
State	3	-
Foreign	178	-
Total	$148	$28

The components of income before income taxes are as follows:

	Fiscal year ended
	February 24, 2012	February 25, 2011
Domestic	$8,056	$6,805
Foreign	(568)	72
Total	$7,488	$6,877

Income tax expense / (benefit) consist of the following:

	Fiscal year ended
	February 24, 2012	February 25, 2011
Current tax expense:
U.S. Federal	$275	$92
U.S. State	212	-
Foreign	767	53
Total current	1,254	145

Deferred tax expense:
U.S. Federal	$1,236	$(6,480)
U.S. State	712	(1,330)
Foreign	(582)	-
Total deferred	1,366	(7,810)
Total income tax expense (benefit)	$2,620	$(7,665)

Net income tax payments were $737 and $256 in fiscal 2012 and fiscal 2011, respectively.

Effective tax rates were 35.0% and (111.5)% for fiscal 2012 and fiscal 2011, respectively.  Our effective fiscal 2012 tax rate was higher than fiscal 2011 primarily due to the significant tax benefit recorded in fiscal 2011.

The following is a reconciliation of the U.S. federal statutory income tax rate of 34.0% to our effective income tax rate:

	Fiscal year ended
	February 24, 2012	February 25, 2011
U.S. federal statutory income tax rate	34.0%	34.0%
State income tax, net of U.S. federal tax benefit	2.9	0.1
Research and development and other tax credits	(7.9)	-
Tax on foreign activities	5.0	(0.1)
Change in valuation allowance	(0.2)	(164.1)
Other, net	0.8	18.6
Effective income tax rate	35.0%	(111.5)%

We are currently under examination by the IRS for fiscal 2010; however, based on preliminary feedback, the only issue expected to be included on the audit report pertains to the research and development credit.  The Company has fully reserved for the percentage of its research and development credits expected to be reduced as a result of the audit report.

The research and development legislation expired on December 31, 2011.  Members of Congress have introduced bills that would extend the credit.  If the research and development credit is not extended, there would be an unfavorable impact on our fiscal 2013 effective income tax rate.  For fiscal 2012 and fiscal 2011, the research and development credit reduced our effective tax rate by 7.9% and 0.0%, respectively.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions.  The Company is no longer subject to U.S. federal tax examinations by tax authorities for the fiscal years before 2009.  ETC-PZL is no longer subject to tax examinations in Poland for tax periods prior to December 31, 2006; ETC-Europe is no longer subject to tax examinations in the United Kingdom for tax periods prior to fiscal 2010.  We are, however, subject to examination in various other foreign and state jurisdictions for fiscal years 2002-2012.  We believe appropriate provisions for all outstanding tax issues have been made for all jurisdictions and all open years.
Significant components of our net deferred tax assets are as folows:

	February 24, 2012	February 25, 2011
Deferred tax assets:
Net operating loss and credits	$10,010	$12,533
Foreign	610	-
Vacation reserve	203	91
Inventory reserve	427	479
Receivable reserve	147	149
Warranty reserve	63	101
Compensation and other reserves	177	246
Other, net	251	65
	11,888	13,664
Valuation allowance	(406)	(678)
Total deferred tax assets	11,482	12,986

Deferred tax liabilities:
Depreciation	2,708	2,897
Amortization of capitalized software	232	363
Foreign	131	125
Other, net	-	(125)
Total deferred tax liabilities	3,122	3,260

Total net deferred tax assets	$8,360	$9,726

We have not provided for U.S. deferred income taxes or foreign withholding tax on any undistributed earnings in our non-U.S. subsidiaries because there were no such earnings as of February 24, 2012.  When our non-U.S. subsidiaries enter into a position of earnings and profit, we will provide for U.S. deferred income taxes and foreign withholding tax on any such undistributed earnings not considered permanently reinvested in our non-U.S. subsidiaries.

As of February 24, 2012, the amounts accrued for the payment of income tax-related interest and penalties included in the Consolidated Financial Statements were as follows: interest of $27 and penalties of $59.  The interest and penalties recorded during fiscal 2012 primarily related to domestic state tax and foreign tax issues.  There were no such amounts recorded as of February 25, 2011.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Amount
Unrecognized tax benefits - February 25, 2011	$-
Gross increases - tax positions in prior periods	1,320
Gross decreases - tax positions in prior periods	(678)
Gross increases - current-period tax positions	225
Gross decreases - current-period tax positions	(99)
Settlements	(100)
Unrecognized tax benefits - February 24, 2012	$668

As of February 24, 2012, the total amount of unrecognized tax benefits was $668, of which $144 would affect the effective tax rate, if recognized.  These amounts, which are recorded on the Company's balance sheet within accrued taxes, are primarily associated with U.S. federal tax issues such as the amount of research and development tax credits claimed and taxation of foreign earnings.  Also included in these amounts are accruals for domestic state tax issues such as the allocation of income among various state tax jurisdictions.